PokerTek
NASDAQ: PTEK

PokerTek Management Presentation





PokerPro

WORLD SERIES OF POKER
HEADS-UP CHALLENGE

February 2008

WWW.POKERTEK.COM

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future (including pending gaming and patent approvals) and projections relating to products, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management's current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to, overall industry environment, customer acceptance of our products, delay in the introduction of new products, the further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of permits or licenses by governmental authorities, competitive pressures and general economic conditions, and our financial condition. These and other risks and uncertainties are described in more detail in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors germane to our business.



PokerTek Summary

- PokerTek is the ***industry pioneer and worldwide leader*** *in* ***automated poker tables*** *and related software*

- Two complementary product lines - Gaming and Amusement
  - **PokerPro**® automated poker tables for casinos
  - **Heads Up Challenge**™ World Series of Poker Edition™ amusement product for bars and restaurants

- **Strong Management Team / Experienced Board**

- **NASDAQ listed: PTEK**


HEADS-UP
CHALLENGE
PokerPro
PokerTek

PokerTek Investment Opportunity

- **High Growth Potential in two large markets**
  - Casino market = more than 8,500 tables worldwide
  - Amusement business modeled on GoldenTee with 100,000 units sold
- **> $25MM investment in Casino space generating momentum**
  - Recurring license (revenue share) revenues ramping
- **Amusement business successfully launched**
  - Hundreds of units sold and in the field, early returns positive
- **Over 40 published patent apps working through USPTO and foreign equivalents**


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Operating Models

- **Casino business = Recurring revenue + product sales**
  - Lease arrangements are typically share of house rake or fixed monthly fee
  - International sales to Aristocrat with upfront margin plus recurring revenues

- **Amusement business = Product sale with opportunities for recurring and follow-on sales**
  - Amusement business primarily up front sale ~ 25% margin
  - Recurring revenues anticipated, especially as online features introduced



PokerTek Momentum

- **Revenues doubled in 2007**
  - Casino table installations grew 166% in 2007
- **Significant Casino Regulatory Progress**
  - New markets entered in 2007: Quebec, Macau, Connecticut, Mississippi, Arkansas, Bulgaria and others
  - Planned in 2008: Nevada, New Jersey, Iowa, Indiana, Louisiana and others
- **Q4 Highlights**
  - Casino table count up 44% sequentially
  - Revenue growth up 32% sequentially
  - Operating expenses down 15% sequentially
  - Heads-Up Challenge amusement launched and growing


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Casino Business
- PokerPro -



Four Winds Casino
New Buffalo, Michigan / September 2007




HEADS-UP
CHALLENGE
PokerPro
PokerTek

Casino Business Overview

- **May ’05 = Launched world’s first automated poker tables**
- **Fast growth ramp**
  - 12/05 = 20 tables installed
  - 12/06 = 71 tables installed
  - 12/07 = 189 tables installed
- **Recurring revenue model lowers barriers to adoption for operators and creates long term return for investors**
- **Innovation leader**
  - 40+ published patent applications
  - Casino Journal Platinum Award – Most Innovative (2005)
  - Strong future product roadmap


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Why Operators Choose PokerPro

- **Increased Revenue**
  - Faster play - 50% more hands per hour
  - Ability to offer profit generating features not feasible in manual tables

- **Lower Start-up and Operating costs**

100% PokerPro® Model – 15 tables

	MANUAL	PokerPro
Employees	115	18
Annual Revenue	$7,358,400	$11,037,600
Annual Costs	$3,105,000	$1,386,000
Annual Profit	$4,253,400	$9,651,600

ASSUMPTIONS: 12 hours/day and $4 Rake, 28 HPH Manual,
42 HPH PokerPro®, Fully burdened employee cost of $27,000/year


POKER
HEADS-UP
-CHALLENGE-
PokerPro
PokerTek

Why Players Prefer PokerPro

- **PokerPro offers faster play at the table**
  - 42 Hands per Hour vs 28 Hands Per Hour for best dealers
- **PokerPro offers error free play**
  - Players cannot act out of turn or play incorrectly
- **No tipping to the dealer**
  - Saves regular players over $1,000 per year
- **PokerPro offers features that manual tables don't offer**
  - Last Hand, Player and Table Statistics, Hand Percentages



Casino Business Growth



PokerPro Casino Tables Installed Worldwide
200
180
160
140
120
100
80
60
40
20
0
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07



HEADS-UP
CHALLENGE
PokerPro
PokerTek

Selected PokerPro® Installations

Carnival

Casino Montréal

Casino Lac-Leamy

Casino Charlevoix

Four Winds

Princess Cruises

Crown Poker

Mohegan Sun

Southland Park Gaming & Racing

Folsom Lake Bowl Sports Bar & Casino

Fantasy Springs Resort Casino

Black Oak Casino

Resorts Casino Hotel

River Card Room Petaluma, CA

StarWorld Hotel

Royal Caribbean International

AIDA

Aquamarin

Casino City

Celebrity Cruises

Casino di Venezia

Holland America

P&O

Ocean Village

Royal Casino

SEGA

Spielbank

Joker's Place

Wiesbaden

HEADS-UP CHALLENGE



PokerPro

PokerTek

Nasdaq: PTEK

Powered by

2007 PokerPro Market Summary

- **Prestigious operators adopting PokerPro world wide**
  - Casino Montreal / Loto-Quebec (43 tables – 3 rooms)
  - Four Winds (15 tables)
  - Crown Casino (10 tables)
  - Mohegan Sun (9 tables)
  - Carnival Cruise Lines (100% of fleet)
  - Macau Galaxy Starworld (4 tables)

- **Highly regulated industry**
  - Strong growth without Nevada, New Jersey, Louisiana
  - Regulatory Lead = Significant Barrier / Competitive Advantage



2008 PokerPro Market Outlook

- **New jurisdictions coming online**
  - Iowa, Indiana and Bulgaria already announced
  - Louisiana, Nevada and New Jersey in near term pipeline

- **Large pipeline of opportunities in progress**
  - Fully Automated PokerPro rooms in premier locations
  - Significant International upside through Aristocrat

- **New product features on tap to improve value proposition to operators and players**



Amusement Business
- Heads Up Challenge -



Heads-Up Challenge Target Market


TEXAS HOLD'EM
WORLD SERIES POKER
HEADS-UP
CHALLENGE
HEADS-UP
CHALLENGE
WORLD SERIES POKER

Amusement Market Potential

- **Worldwide market is tens of thousands**
  - GoldenTee has shipped over 100,000 units and has ~30,000 units in operation
- **Potential Customers**
  - Restaurants, Bars & Amusement Venues – est. 250,000 WW
    - UK alone has 57,000 pubs / three operators controlling 25,000
  - Home units – limited quantities w/potentially higher margins
- **Powerful platform**
  - Future features and new games to increase operator economics
  - Leverages PokerTek core competencies



Heads-Up Challenge Value Proposition

- **For Venues**
  - Game becomes destination for patrons
  - Generates incremental bar/restaurant revenue

- **For Operators**
  - Excellent revenue generation (target = $1,000/mo.)
  - Estimated operator payback less than one year

- **For Players**
  - Brings the fun of poker to amusement space
  - Unique Heads-Up format supports 1x1 competition



Amusement Business Overview

- **Q4 '07 = Heads-Up Challenge product launch**
- **Robust distribution network in place**
  - 13 Coin-Op leaders in North America
  - Additional coverage for International and US Military
- **Successful early results**
  - 133 units placed in Q4 / Growing pipeline of orders
  - Planned ramp to 200 units per month by end 2008
- **Sale model with recurring component contributes immediate and long term gross margin**


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Casino / Amusement Market Synergy

	CASINO	AMUSEMENT
Large Growth Market	✓	✓
Leverage PTEK Core Competencies	✓	✓
Leverage PTEK IP	✓	✓
Regulatory Hurdles	✓	Few
Recurring Revenue	✓	✓
Product Sale		✓
Stage of Business	Ramping	Product Launch

HEADS-UP CHALLENGE



PokerPro

PokerTek

Financial Overview

PokerTek Revenue Growth



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
200
180
160
140
120
100
80
60
40
20
0
>250% 2-Yr CAGR
$314
20
$1,980
71
$4,005
189
20
71
189
Revenue
Table count



HEADS-UP
CHALLENGE
PokerPro
PokerTek

Statement of Operations

	Annual		Quarterly (Unaudited)			Fav / (Unfav)
Revenues:	2006	2007 (Unaudited)	Q4 2006	Q3 2007	Q4 2007	Q4 vs Q3
License and Service Fees	$ 824	$ 2,495	$ 195	$ 621	$ 763	22.8%
Product Sales	1,156	1,325	758	430	498	15.9%
Amusement Sales	-	185	-	26	159	515.8%
Total Revenues	$ 1,980	$ 4,005	$ 954	$ 1,077	$ 1,421	**31.9%**
Cost of Product Sales	1,128	1,338	748	380	641	68.8%
Operating Expenses						
SG&A	6,080	9,850	1,973	3,258	2,564	21.3%
R&D	3,949	4,177	1,126	1,145	1,007	12.0%
Depreciation	710	2,053	260	563	657	-16.5%
Total Operating Expenses	$ 10,738	$ 16,081	$ 3,358	$ 4,966	$ 4,228	14.9%
Interest income, net	741	565	146	179	126	-29.3%
Net Loss	$ (9,146)	$ (12,850)	$ (3,007)	$ (4,090)	$ (3,322)	18.8%
EPS	$ (0.97)	$ (1.23)	$ (0.32)	$ (0.37)	$ (0.30)	**18.9%**

HEADS-UP CHALLENGE



PokerPro

PokerTek

Balance Sheet and Capitalization

	2007 (Unaudited)	2006
Cash	$ 7,180	$ 9,354
Accounts Receivable, net	969	272
Inventories	2,642	1,901
PokerPro systems	4,992	2,650
PP&E, net	605	396
Other Assets	708	550
Total Assets	**$ 17,096**	**$ 15,123**
Accounts Payable	$ 1,465	$ 939
Other Liabilities	964	64
Long-Term Debt	-	-
Total Liabilities	**2,429**	**1,003**
Total Equity	**14,667**	**14,120**
Total Liabilities and Equity	**$ 17,096**	**$ 15,123**

	At 12/31/07
Total common shares	**10,934,464**
Stock Options (WAEP $8.42)	2,034,825
Warrants (Strike $10.80)	505,555
Warrants (Strike $17.60)	200,000
TOTAL	**13,674,844**

HEADS-UP CHALLENGE



PokerPro

PokerTek

PokerTek Investment Opportunity

- **High Growth Potential in two large markets**
  - Casino market = more than 8,500 tables worldwide
  - Amusement business modeled on GoldenTee with 100,000 units sold
- **> $25MM investment in Casino space generating momentum**
  - Recurring license (revenue share) revenues ramping
- **Amusement business successfully launched**
  - Hundreds of units sold and in the field, early returns positive
- **Over 40 published patent apps working through USPTO and foreign equivalents**


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Thank You

Q&A